Promissory Note	12 Months Ended
Dec. 31, 2023
Promissory Note
Promissory note

12. Promissory notes

On December 15, 2020, the Company issued a $5 million promissory note (the “2020 Promissory Note”) to Sandstorm due March 15, 2023 with interest payable at 7% per annum and repayable at the Company’s option prior to maturity. Repayment of principal on the 2020 Promissory Note began in June 2022 where $2.5 million was paid during the year ended December 31, 2022. On March 31, 2023, the Company amended the 2020 Promissory Note with the remaining principal of $2.5 million be repaid in four equal instalments due June 30 and October 1, 2023, and July 1 and October 1, 2024, in addition to amending its interest rate to 8% per annum. Principal of $0.6 million was paid during the year ended December 31, 2023.

On December 27, 2023, the Company issued a $2.4 million promissory note (the “2023 Promissory Note”) to Sandstorm due December 27, 2024 with interest payable at 8% per annum.